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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 June 14, 2001
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                            United Bankshares, Inc.
                            -----------------------
             (Exact name of registrant as specified in its charter)


         West Virginia                    No. 0-13322             55-0641179
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(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                               300 United Center
                           500 Virginia Street, East
                        Charleston, West Virginia 25301
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                    (Address of Principal Executive Offices)


                                 (304) 424-8800
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              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
             (Former name or address, if changed since last report)

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Item 5.  Other Events
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     Prior to the open of business on June 14, 2001, United Bankshares, Inc.
("United"), a West Virginia corporation, and Century Bancshares, Inc. ("Century"), a Delaware corporation headquartered in Washington, D.C., entered into an Agreement and Plan of Reorganization (the "Agreement") which sets forth the terms and conditions under which Century would merge with and into United (the "Merger") in a transaction intended to be accounted for under the purchase method of accounting.

     The Agreement provides that upon consummation of the Merger, each outstanding share of common stock of Century, par value $1.00 per share, (other than any shares held by United other than in a fiduciary capacity or in satisfaction of a debt previously contracted) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive 0.4500 shares of United common stock, par value $2.50 per share, cash of $3.43, and the right to receive cash in lieu of any fractional share without interest.

     In connection with the Merger Agreement, United and Century entered into a Stock Option Agreement, dated as of June 14, 2001, (the "Option Agreement"). Pursuant to the Option Agreement, Century Granted United an option to purchase, subject to adjustments in certain circumstances, up to 644,143 fully paid and non-assessable shares of Century common stock at a price per share of $12.00.

     In connection with the execution of the Agreement, United Bank ("UB"), a wholly-owned subsidiary of United, and Century National Bank ("CNB"), a wholly-owned subsidiary of Century, will enter into an Agreement and Plan of Merger (the "Bank Agreement"). The Bank Agreement will set forth the terms and conditions, including the Merger, pursuant to which UB would merge with CNB (the "Bank Merger").

     Consummation of the Merger is subject to approval of the shareholders of Century and the receipt of all required regulatory approvals, as well as other customary conditions.


Item 7.  Financial Statements and Exhibits
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     (c)  Exhibits

          99.1 Press Release, dated June 14, 2001, issued by United Bankshares, Inc.

          99.2 Selected Unaudited Supplemental Financial and Nonfinancial Information
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                                  SIGNATURES
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     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNITED BANKSHARES, INC.


Date: June 14, 2001                 By: /s/ Steven E. Wilson
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                                    Steven E. Wilson, Executive Vice President,
                                    Treasurer, Secretary and Chief Financial
                                    Officer